UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2010

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Corporate Governance and Management.

Item 1.01               Entry into a Material Definitive Agreement

The information under Item 2.03 below is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 8, 2010, Emergency Medical Services Corporation (the “Company”), through AMR Holdco, Inc., a Delaware corporation, Emcare Holdco, Inc., a Delaware corporation (collectively with AMR Holdco, Inc., the “Borrowers”) and Emergency Medical Services L.P., as parent guarantor (“EMS LP”), a Delaware limited partnership, entered into a Credit Agreement (the “Credit Agreement”) in order to refinance its senior secured credit facilities, which now consist of a $425 million 5-year term loan and a $150 million revolving credit facility, both of which will mature in 2015.  Under the revolving credit facility, issuances of standby letters of credit are subject to a $75 million limit, and issuances of swingline loans are subject to a $10 million limit.  The Credit Agreement replaces the Company’s previous credit agreement, dated as of February 10, 2005, as amended by Amendment No. 1, dated March 29, 2005 and Amendment No. 2, dated March 7, 2007 (the “Existing Credit Agreement”), by and among the Borrowers, EMS LP, Bank of America, N.A. as administrative agent and the other lenders from time to time party thereto.

Proceeds of the initial loans borrowed under the Credit Agreement and cash on hand have been used to repay the outstanding balance of the Company’s approximately $200 million of term loans that were outstanding under the Existing Credit Agreement and to effect a redemption of its 10% senior subordinated notes, with an outstanding balance of $250 million, through a satisfaction and discharge. The redemption process with respect to the senior subordinated notes was initiated contemporaneous with closing under the Credit Agreement by an irrevocable deposit of funds with the notes trustee and is expected to be completed by mid-May.

Interest Rate and Fees

The senior secured credit facilities carry interest at the alternative base rate plus an applicable margin of 2.00%, or the LIBOR rate plus an applicable margin of 3.00%.  The applicable margins are subject to adjustment based on the Total Leverage Ratio (as defined in the Credit Agreement) of the Company.  If the Company’s Total Leverage Ratio is at or below 1.20 to 1.0, the margin for loans based on LIBOR will be 2.75% and the margin for loans based on the alternative base rate will be 1.75%.  There is a commitment fee of 0.50% per annum, payable on the unused portions of the revolving credit facility.

Amortization

The term loan is subject to quarterly amortization of principal (in quarterly installments), with 2.50% of the initial aggregate principal payable in the first year, 5.00% of the initial aggregate principal amount payable in the second year, 7.50% of the initial aggregate principal amount payable in the third and fourth year, respectively and 77.5% of the initial aggregate principal amount payable in the final year.

Advances under the revolving credit facility may be made, and Letters of Credit may be issued, on a revolving basis up to the full amount of the revolving credit facility.

Prepayments

The senior secured credit facilities are required to be prepaid with:

(a)                100% of all net cash proceeds (i) from sales of property and assets of EMS LP and its subsidiaries, (ii) of Extraordinary Receipts (as defined in the Credit Agreement, which excludes receipts in the ordinary course of business) and (iii) from the issuance or incurrence after April 8, 2010 of additional debt of EMS LP or any of its subsidiaries otherwise permitted under the loan documentation, and

(b)               50% of Excess Cash Flow (as defined in the Credit Agreement) of EMS LP and its subsidiaries with reductions to 0% if the total leverage ratio reduces as described in the Credit Agreement;

in each case subject to exceptions, thresholds and reinvestment rights consistent with those in the Existing Credit Agreement.

The Company may voluntarily prepay both the term loan facility and the revolving credit facility without premium or penalty, subject to certain conditions being met.

Increase in Senior Secured Credit Facilities

Additional term loans, as a new tranche of term loans, or an increase in commitments under the revolving credit facility are possible under the Credit Agreement, based on certain conditions, such as total leverage levels, the absence of an event of default and compliance with financial covenants on a pro forma basis.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is attached hereto as Exhibit 99.1 and which is incorporated by reference herein.

Section 7 - Regulation FD

Item 7.01               Regulation FD Disclosure

On April 8, 2010, the Company issued a press release announcing the completion of the Financing.  A copy of the press release is attached as Exhibit 99.2.

The information in this Item 7.01, including the exhibit filed under this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Credit Agreement, dated April 8, 2010

99.2	Press Release of Emergency Medical Services Corporation, dated April 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

April 14, 2010	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

April 14, 2010	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Credit Agreement, dated April 8, 2010

99.2	Press Release of Emergency Medical Services Corporation, dated April 8, 2010.